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                                  EXHIBIT 99.1




United States Securities and Exchange Commission
Washington, DC  20549



Dear Madam or Sir,

We have read the statements of Revolutions Medical Corporation contained in Item
4.02 of its Form 8K filed on January 2, 2008. We agree with the statements made by Revolutions Medical Corporation.



/s/ Sutton Robinson Freeman & Co., P.C.

Sutton Robinson Freeman & Co., P.C.
Certified Public Accountants
Tulsa, Oklahoma
January 2, 2008